{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{
}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}
}{============================================================================}{
}{                                                                            }{
}{     CERTIFICATE NUMBER                                 NUMBER OF SHARES    }{
}{       )-------------(            [COMPANY               )-------------(    }{
}{       |             |              LOGO]                |             |    }{
}{       |             |                                   |             |    }{
}{       )-------------(                                   )-------------(    }{
}{                                                                            }{
}{                                                                            }{
}{                          INTERNET AUDITIONS, INC.                          }{
}{                            A NEVADA CORPORATION                            }{
}{        COMMON STOCK - 6,000,000 SHARES AUTHORIZED - $001 PAR VALUE         }{
}{                                                                            }{
}{                                                                            }{
}{                                                                            }{
}{   THIS CERTIFIES THAT                                                      }{
}{                                                                            }{
}{                                                                   is the   }{
}{   ----------------------------------------------------------------         }{
}{   registered holder of                                    fully paid and   }{
}{                       ------------------------------------                 }{
}{   non-assessable Common Shares, transferable only on the  records of the   }{
}{   Corporation  by  the holder hereof in  person  or  by duly  authorized   }{
}{   Attorney upon surrender of this Certificate properly endorsed.           }{
}{                                                                            }{
}{                                                                            }{
}{   IN WITNESS WHEREOF, the said Corporation has  caused this  Certificate   }{
}{   to be signed by its duly authorized officers and its Corporate Seal to   }{
}{   be hereunto affixed.                                                     }{
}{                                                                            }{
}{   this           day of            , 2002                                  }{
}{       -----------      ------------                                        }{
}{                                                                            }{
}{                                                                            }{
}{                                                                            }{
}{                                                                            }{
}{                               CORPORATE SEAL                               }{
}{                                                                            }{
}{                                    [SEAL]                                  }{
}{      ---------------------------             ---------------------------   }{
}{      PRESIDENT                               SECRETARY                     }{
}{                               STATE OF NEVADA                              }{
}{                                                                            }{
}{============================================================================}{
{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{
}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}

                            INTERNET AUDITIONS, INC.


The following abbreviations, when used in the inscription on the face of this Certifcate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common  UNF GIFT MIN ACT ........ Custodian for ........
                                                  (Cust.)                (Minor)
                                Under Uniform Gifts to Minors Act of ...........
                                                                        (State)

TEN ENT - as tenants by the entireties
JT TEN - as joint tentants with right of
            survivorship and not as
            tenants in common.


(Additional abbreviations may also be used though not in the above list)


                              ---------------------

                 For value received ..............(I/we) hereby
                         sell, assign and transfer unto:



......................................   .....................................
(name)                                  (social security or other identifying
                                         tax number of assignee)

................................................

................................................
(address)


................... shares of the stock represented by the within Certificate and
(number of shares)
do hereby irrevocably constitute and appoint ......................... Attorney
                                                       (name)
to transfer the said stock on the books of the within named Corporation, with full power of substitution in the premises.


Dated ....................           X..........................................


                                     X..........................................



(Note: Signature to this assignment must correspond with the name as written upon the face of this certificate in every particular, without alteration or enlargement or any change whatsoever. The signatures(s) must be guaranteed by an officer or director of the company or an eligible guarantor institution, (bank, stockbroker, savings and loan association or credit union) with membership in an approved signature guarantee Medallion Program pursuant to S.E.C. Rule 17Ad-15. Signatures of non-United States citizens and non-United States resident holders must be guaranteed by a recognized international bank or stock broker licensed in the holder's country of residence.)

SIGNATURE GUARANTEED:                ...........................................
                                           (name of guarantor)


..................................
(authorized signature)

{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{
}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}
}{============================================================================}{
}{                                                                            }{
}{     CERTIFICATE NUMBER                                  NUMBER OF SHARES   }{
}{       )-------------(            [COMPANY               )-------------(    }{
}{       |             |              LOGO]                |             |    }{
}{       |             |                                   |             |    }{
}{       )-------------(                                   )-------------(    }{
}{                                                                            }{
}{                                                                            }{
}{                          INTERNET AUDITIONS, INC.                          }{
}{                            A NEVADA CORPORATION                            }{
}{       PREFERRED STOCK - 6,000,000 SHARES AUTHORIZED - $001 PAR VALUE       }{
}{                                                                            }{
}{                                                                            }{
}{                                                                            }{
}{   THIS CERTIFIES THAT                                                      }{
}{                                                                            }{
}{                                                                   is the   }{
}{   ----------------------------------------------------------------         }{
}{   registered holder of                                    fully paid and   }{
}{                       ------------------------------------                 }{
}{   non-assessable Preferred  Shares, transferable only  on the records of   }{
}{   the Corporation by the holder hereof in  person or  by duly authorized   }{
}{   Attorney upon surrender of this Certificate properly endorsed.           }{
}{                                                                            }{
}{                                                                            }{
}{   IN WITNESS WHEREOF, the said Corporation has  caused this  Certificate   }{
}{   to be signed by its duly authorized officers and its Corporate Seal to   }{
}{   be hereunto affixed.                                                     }{
}{                                                                            }{
}{   this           day of            , 2002                                  }{
}{       -----------      ------------                                        }{
}{                                                                            }{
}{                                                                            }{
}{                                                                            }{
}{                                                                            }{
}{                               CORPORATE SEAL                               }{
}{                                                                            }{
}{                                    [SEAL]                                  }{
}{      ---------------------------             ---------------------------   }{
}{      PRESIDENT                               SECRETARY                     }{
}{                               STATE OF NEVADA                              }{
}{                                                                            }{
}{============================================================================}{
{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{
}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}

                                PREFERRED SHARES


The Directors have assigned the following preferences to the issued and outstanding shares of Preferred Stock: (i) the Preferred Stock shall be non-voting, (ii) the holders of the Preferred Stock, as a group, shall have the right to receive, prorata, a mandatory dividend of 10% of the Company's adjusted gross profit as reflected on its, annual corporate income tax return and to be paid within ten days of the filing thereof, and (iii) upon dissolution or winding up of the Company, 10% of the assets of the Company shall be distributed on a prorata basis to the holders of the Preferred Stock prior to division and distribution of assets to the holders of the Company's Common Stock

                            INTERNET AUDITIONS, INC.


The following abbreviations, when used in the inscription on the face of this Certifcate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common  UNF GIFT MIN ACT ........ Custodian for ........
                                                  (Cust.)                (Minor)
                                Under Uniform Gifts to Minors Act of ...........
                                                                        (State)

TEN ENT - as tenants by the entireties
JT TEN - as joint tentants with right of
            survivorship and not as
            tenants in common.


(Additional abbreviations may also be used though not in the above list)


                              ---------------------

                 For value received ..............(I/we) hereby
                         sell, assign and transfer unto:



......................................   .....................................
(name)                                  (social security or other identifying
                                         tax number of assignee)

................................................

................................................
(address)


................... shares of the stock represented by the within Certificate and
(number of shares)
do hereby irrevocably constitute and appoint ......................... Attorney
                                                       (name)
to transfer the said stock on the books of the within named Corporation, with full power of substitution in the premises.


Dated ....................           X..........................................


                                     X..........................................



(Note: Signature to this assignment must correspond with the name as written upon the face of this certificate in every particular, without alteration or enlargement or any change whatsoever. The signatures(s) must be guaranteed by an officer or director of the company or an eligible guarantor institution, (bank, stockbroker, savings and loan association or credit union) with membership in an approved signature guarantee Medallion Program pursuant to S.E.C. Rule 17Ad-15. Signatures of non-United States citizens and non-United States resident holders must be guaranteed by a recognized international bank or stock broker licensed in the holder's country of residence.)

SIGNATURE GUARANTEED:                ...........................................
                                           (name of guarantor)


..................................
(authorized signature)